Exhibit 99b

Supplemental Quarterly Financial Information

On April 1, 2003, ALLTEL Corporation ("ALLTEL" or the "Company") completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. As a result of this transaction, the financial services division has been reflected as discontinued operations and as assets held for sale in the Company's consolidated financial statements as of and for the three months ended March 31, 2003. The telecom division of ALLTEL Information Services, Inc. was retained by the Company and was not part of the transaction. The operations of the retained telecom division are now included in the communications support services segment. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information," all prior period segment information has been restated to conform to this new financial reporting presentation. Accompanying this release are supplemental financial data that restate prior period results commencing with 2001 to reflect the changes in financial reporting presentation discussed above.

The financial data included in this release contain disclosure of non-GAAP financial measures.  A reconciliation of each of the non-GAAP financial measures to its most directly comparable financial measure calculated and presented in accordance with GAAP is included in this release.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.  Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the Company's wireless roaming agreements; the potential for adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service and unbundled network elements and resale rates; and the final outcome of pending litigation challenging the Federal Communications Commission's wireless number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

ALLTEL Corporation

Consolidated Quarterly Statements of Income From Current Businesses

for quarterly periods in the years 2003, 2002 and 2001

(Dollars in
thousands, except	2003	2002					2001
per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Revenues and Sales:
Service revenues	$1,716,462	$6,428,942	$1,734,481	$1,691,248	$1,524,322	$1,478,891	$5,900,009	$1,507,147	$1,487,545	$1,478,756	$1,426,561
Product sales	189,336	683,444	188,294	176,438	174,715	143,997	715,737	175,699	168,304	190,207	181,527

Total revenues and sales	1,905,798	7,112,386	1,922,775	1,867,686	1,699,037	1,622,888	6,615,746	1,682,846	1,655,849	1,668,963	1,608,088

Costs and Expenses:
Cost of services	527,405	1,988,167	528,948	532,593	476,269	450,357	1,766,516	454,548	441,991	438,583	431,394
Cost of products sold	237,712	891,306	233,905	224,305	224,360	208,736	907,174	213,196	223,364	245,989	224,625
Selling, general, administrative and other	371,115	1,333,881	373,288	345,442	319,582	295,569	1,235,096	317,565	303,881	311,794	301,856
Depreciation and amortization	303,523	1,095,469	304,298	285,908	257,766	247,497	1,082,015	278,432	269,992	269,923	263,668

Total costs and expenses	1,439,755	5,308,823	1,440,439	1,388,248	1,277,977	1,202,159	4,990,801	1,263,741	1,239,228	1,266,289	1,221,543

Operating Income	466,043	1,803,563	482,336	479,438	421,060	420,729	1,624,945	419,105	416,621	402,674	386,545

Equity earnings in unconsolidated partnerships	17,505	65,776	23,260	20,131	13,741	8,644	56,941	12,275	16,219	17,130	11,317
Minority interest in consolidated partnerships	(17,834)	(73,339)	(18,610)	(21,027)	(18,677)	(15,025)	(75,243)	(18,041)	(20,033)	(19,448)	(17,721)
Other income, net	447	(5,850)	(3,581)	(4,751)	1,246	1,236	4,224	2,720	295	(376)	1,585
Interest expense	(103,372)	(320,170)	(109,220)	(90,383)	(59,696)	(60,871)	(261,159)	(59,529)	(61,362)	(65,061)	(75,207)

Income before income taxes	362,789	1,469,980	374,185	383,408	357,674	354,713	1,349,708	356,530	351,740	334,919	306,519
Income taxes	135,167	553,024	142,283	142,189	134,865	133,687	539,132	140,898	140,346	134,098	123,790

Net income	227,622	916,956	231,902	241,219	222,809	221,026	810,576	215,632	211,394	200,821	182,729
Preferred dividends	28	125	29	31	32	33	145	34	36	37	38

Net income applicable to common shares	$227,594	$916,831	$231,873	$241,188	$222,777	$220,993	$810,431	$215,598	$211,358	$200,784	$182,691

Earnings per Share:

Basic	$.73	$2.96	$.75	$.78	$.72	$.71	$2.60	$.69	$.68	$.64	$.58

Diluted	$.73	$2.94	$.74	$.77	$.71	$.71	$2.59	$.69	$.68	$.64	$.58

Current businesses excludes integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables, and net financing costs related to the prefunding of the Company’s wireless and wireline acquisitions.

Pursuant to SFAS No. 142 “Goodwill and Other Intangible Assets”, amortization of goodwill and other indefinite-lived intangible assets ceased as of January 1, 2002.

ALLTEL Corporation

Consolidated Quarterly Statements of Income Under GAAP

for quarterly periods in the years 2003, 2002 and 2001

(Dollars in
thousands, except	2003	2002					2001
per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Revenues and Sales:
Service revenues	$1,716,462	$6,428,942	$1,734,481	$1,691,248	$1,524,322	$1,478,891	$5,900,009	$1,507,147	$1,487,545	$1,478,756	$1,426,561
Product sales	189,336	683,444	188,294	176,438	174,715	143,997	715,737	175,699	168,304	190,207	181,527

Total revenues and sales	1,905,798	7,112,386	1,922,775	1,867,686	1,699,037	1,622,888	6,615,746	1,682,846	1,655,849	1,668,963	1,608,088

Costs and Expenses:
Cost of services	527,405	2,002,167	528,948	532,593	490,269	450,357	1,766,516	454,548	441,991	438,583	431,394
Cost of products sold	237,712	891,306	233,905	224,305	224,360	208,736	907,174	213,196	223,364	245,989	224,625
Selling, general, administrative and other	371,115	1,333,881	373,288	345,442	319,582	295,569	1,235,096	317,565	303,881	311,794	301,856
Depreciation and amortization	303,523	1,095,469	304,298	285,908	257,766	247,497	1,082,015	278,432	269,992	269,923	263,668
Integration expenses and other charges	—	69,883	(2,526)	20,539	9,022	42,848	76,258	5,681	11,872	2,096	56,609

Total costs and expenses	1,439,755	5,392,706	1,437,913	1,408,787	1,300,999	1,245,007	5,067,059	1,269,422	1,251,100	1,268,385	1,278,152

Operating Income	466,043	1,719,680	484,862	458,899	398,038	377,881	1,548,687	413,424	404,749	400,578	329,936

Equity earnings in unconsolidated partnerships	17,505	65,776	23,260	20,131	13,741	8,644	56,941	12,275	16,219	17,130	11,317
Minority interest in consolidated partnerships	(17,834)	(73,339)	(18,610)	(21,027)	(18,677)	(15,025)	(75,243)	(18,041)	(20,033)	(19,448)	(17,721)
Other income, net	447	2,350	(3,581)	(842)	5,537	1,236	4,224	2,720	295	(376)	1,585
Interest expense	(103,372)	(355,129)	(109,220)	(107,529)	(77,509)	(60,871)	(261,159)	(59,529)	(61,362)	(65,061)	(75,207)
Gain (loss) on disposal of assets, write-down of investments and other	—	985	19,516	(4,792)	(13,739)	—	357,576	—	—	(4,892)	362,468

Income from continuing operations before income taxes	362,789	1,360,323	396,227	344,840	307,391	311,865	1,631,026	350,849	339,868	327,931	612,378
Income taxes	135,167	510,163	150,832	127,024	115,378	116,929	653,034	138,629	135,597	131,279	247,529

Income from continuing operations	227,622	850,160	245,395	217,816	192,013	194,936	977,992	212,220	204,271	196,652	364,849
Discontinued operations
Income from discontinued operations, net of tax	37,072	74,150	11,178	19,947	24,155	18,870	69,522	19,138	17,157	21,829	11,398

Income before cumulative effect of accounting change	264,694	924,310	256,573	237,763	216,168	213,806	1,047,514	231,358	221,428	218,481	376,247
Cumulative effect of accounting change, net of tax	15,591	—	—	—	—	—	19,523	—	—	—	19,523

Net income	280,285	924,310	256,573	237,763	216,168	213,806	1,067,037	231,358	221,428	218,481	395,770
Preferred dividends	28	125	29	31	32	33	145	34	36	37	38

Net income applicable to common shares	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,066,892	$231,324	$221,392	$218,444	$395,732

Earnings per Share:

Basic:
Income from continuing operations	$.73	$2.74	$.79	$.70	$.62	$.63	$3.13	$.69	$.65	$.63	$1.16
Income from discontinued operations	.12	.23	.03	.06	.08	.06	.23	.06	.06	.07	.04
Cumulative effect of accounting change	.05	—	—	—	—	—	.06	—	—	—	.06
Net income	$.90	$2.97	$.82	$.76	$.70	$.69	$3.42	$.75	$.71	$.70	$1.26

Diluted:
Income from continuing operations	$.73	$2.73	$.79	$.70	$.61	$.62	$3.12	$.68	$.65	$.63	$1.16
Income from discontinued operations	.12	.23	.03	.06	.08	.06	.22	.06	.06	.07	.03
Cumulative effect of accounting change	.05	—	—	—	—	—	.06	—	—	—	.06
Net income	$.90	$2.96	$.82	$.76	$.69	$.68	$3.40	$.74	$.71	$.70	$1.25

ALLTEL CORPORATION

QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION FROM CURRENT BUSINESSES

for the quarterly periods in the years 2003, 2002 and 2001

(Dollars in thousands)

	2003	2002					2001
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Revenues and sales:
Service revenues	$1,047,010	$3,999,206	$1,065,747	$1,053,170	$965,543	$914,746	$3,639,770	$938,896	$926,143	$910,431	$864,300
Product sales	60,809	160,998	53,635	40,798	37,182	29,383	192,269	35,307	47,347	54,752	54,863
Total revenues and sales	1,107,819	4,160,204	1,119,382	1,093,968	1,002,725	944,129	3,832,039	974,203	973,490	965,183	919,163

Costs and expenses:
Cost of services	307,510	1,210,720	320,475	328,026	293,862	268,357	1,011,188	268,161	254,125	245,317	243,585
Cost of products sold	122,447	430,550	114,672	102,499	103,624	109,755	467,129	93,264	121,607	132,738	119,520
Selling, general, administrative and other	280,706	990,331	278,257	257,219	240,282	214,573	907,071	233,609	226,678	230,578	216,206
Depreciation and amortization	161,169	577,652	159,483	149,388	137,573	131,208	618,964	157,942	157,117	154,513	149,392
Total costs and expenses	871,832	3,209,253	872,887	837,132	775,341	723,893	3,004,352	752,976	759,527	763,146	728,703

Segment income	$235,987	$950,951	$246,495	$256,836	$227,384	$220,236	$827,687	$221,227	$213,963	$202,037	$190,460

Wireline:
Revenues and sales:
Local service	$285,858	$1,017,944	$285,656	$269,462	$231,711	$231,115	$909,570	$229,647	$230,337	$226,934	$222,652
Network access and long-distance	262,181	943,514	261,763	249,808	214,532	217,411	855,020	216,194	208,710	214,441	215,675
Miscellaneous	60,817	218,303	60,396	56,418	50,963	50,526	200,280	53,546	53,487	46,574	46,673
Total revenues and sales	608,856	2,179,761	607,815	575,688	497,206	499,052	1,964,870	499,387	492,534	487,949	485,000

Costs and expenses:
Cost of services	182,066	634,103	175,498	171,211	146,128	141,266	565,503	143,352	142,590	139,224	140,337
Cost of products sold	7,942	24,843	7,404	6,458	5,695	5,286	28,419	6,699	8,311	6,987	6,422
Selling, general, administrative and other	66,226	251,277	69,379	65,868	56,924	59,106	226,263	60,385	53,229	54,903	57,746
Depreciation and amortization	129,834	465,599	131,798	123,389	107,100	103,312	412,043	107,048	100,420	102,588	101,987
Total costs and expenses	386,068	1,375,822	384,079	366,926	315,847	308,970	1,232,228	317,484	304,550	303,702	306,492

Segment income	$222,788	$803,939	$223,736	$208,762	$181,359	$190,082	$732,642	$181,903	$187,984	$184,247	$178,508

Communications support services:
Revenues and sales	$225,124	$925,674	$234,918	$238,996	$239,902	$211,858	$969,186	$248,284	$223,931	$257,886	$239,085

Costs and expenses:
Cost of services	72,705	290,863	71,289	72,738	75,677	71,159	304,237	74,941	73,378	79,857	76,061
Cost of products sold	107,684	439,219	112,577	116,237	115,717	94,688	444,639	119,649	98,733	121,728	104,529
Selling, general, administrative and other	17,719	73,716	19,581	17,924	18,050	18,161	84,315	17,986	19,174	23,222	23,933
Depreciation and amortization	9,366	37,750	9,639	9,622	9,353	9,136	30,866	8,349	7,572	7,596	7,349
Total costs and expenses	207,474	841,548	213,086	216,521	218,797	193,144	864,057	220,925	198,857	232,403	211,872

Segment income	$17,650	$84,126	$21,832	$22,475	$21,105	$18,714	$105,129	$27,359	$25,074	$25,483	$27,213

Corporate expenses:
Cost of services	$764	$2,428	$278	$695	$722	$733	$2,924	$706	$717	$776	$725
Selling, general, administrative and other	6,464	18,557	6,071	4,431	4,326	3,729	17,447	5,585	4,800	3,091	3,971
Depreciation and amortization	3,154	14,468	3,378	3,509	3,740	3,841	20,142	5,093	4,883	5,226	4,940
Total costs and expenses	$10,382	$35,453	$9,727	$8,635	$8,788	$8,303	$40,513	$11,384	$10,400	$9,093	$9,636

Intercompany eliminations:
Revenues and sales	$(36,001)	$(153,253)	$(39,340)	$(40,966)	$(40,796)	$(32,151)	$(150,349)	$(39,028)	$(34,106)	$(42,055)	$(35,160)

Costs and expenses:
Cost of services	(35,640)	(149,947)	(38,592)	(40,077)	(40,120)	(31,158)	(117,336)	(32,612)	(28,819)	(26,591)	(29,314)
Cost of products sold	(361)	(3,306)	(748)	(889)	(676)	(993)	(33,013)	(6,416)	(5,287)	(15,464)	(5,846)
Selling, general, administrative and other	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—	—
Total costs and expenses	(36,001)	(153,253)	(39,340)	(40,966)	(40,796)	(32,151)	(150,349)	(39,028)	(34,106)	(42,055)	(35,160)

Operating income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated:
Revenues and sales	$1,905,798	$7,112,386	$1,922,775	$1,867,686	$1,699,037	$1,622,888	$6,615,746	$1,682,846	$1,655,849	$1,668,963	$1,608,088

Costs and expenses:
Cost of services	527,405	1,988,167	528,948	532,593	476,269	450,357	1,766,516	454,548	441,991	438,583	431,394
Cost of products sold	237,712	891,306	233,905	224,305	224,360	208,736	907,174	213,196	223,364	245,989	224,625
Selling, general, administrative and other	371,115	1,333,881	373,288	345,442	319,582	295,569	1,235,096	317,565	303,881	311,794	301,856
Depreciation and amortization	303,523	1,095,469	304,298	285,908	257,766	247,497	1,082,015	278,432	269,992	269,923	263,668
Total costs and expenses	1,439,755	5,308,823	1,440,439	1,388,248	1,277,977	1,202,159	4,990,801	1,263,741	1,239,228	1,266,289	1,221,543

Operating income	$466,043	$1,803,563	$482,336	$479,438	$421,060	$420,729	$1,624,945	$419,105	$416,621	$402,674	$386,545

ALLTEL CORPORATION

QUARTERLY SUPPLEMENTAL BUSINESS SEGMENT INFORMATION UNDER GAAP

for the quarterly periods in the years 2003, 2002 and 2001

(Dollars in thousands)

	2003	2002					2001
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Revenues and sales:
Service revenues	$1,047,010	$3,999,206	$1,065,747	$1,053,170	$965,543	$914,746	$3,639,770	$938,896	$926,143	$910,431	$864,300
Product sales	60,809	160,998	53,635	40,798	37,182	29,383	192,269	35,307	47,347	54,752	54,863
Total revenues and sales	1,107,819	4,160,204	1,119,382	1,093,968	1,002,725	944,129	3,832,039	974,203	973,490	965,183	919,163

Costs and expenses:
Cost of services	307,510	1,213,820	320,475	328,026	296,962	268,357	1,011,188	268,161	254,125	245,317	243,585
Cost of products sold	122,447	430,550	114,672	102,499	103,624	109,755	467,129	93,264	121,607	132,738	119,520
Selling, general, administrative and other	280,706	990,331	278,257	257,219	240,282	214,573	907,071	233,609	226,678	230,578	216,206
Depreciation and amortization	161,169	577,652	159,483	149,388	137,573	131,208	618,964	157,942	157,117	154,513	149,392
Total costs and expenses	871,832	3,212,353	872,887	837,132	778,441	723,893	3,004,352	752,976	759,527	763,146	728,703

Segment income	$235,987	$947,851	$246,495	$256,836	$224,284	$220,236	$827,687	$221,227	$213,963	$202,037	$190,460

Wireline:
Revenues and sales:
Local service	$285,858	$1,017,944	$285,656	$269,462	$231,711	$231,115	$909,570	$229,647	$230,337	$226,934	$222,652
Network access and long-distance	262,181	943,514	261,763	249,808	214,532	217,411	855,020	216,194	208,710	214,441	215,675
Miscellaneous	60,817	218,303	60,396	56,418	50,963	50,526	200,280	53,546	53,487	46,574	46,673
Total revenues and sales	608,856	2,179,761	607,815	575,688	497,206	499,052	1,964,870	499,387	492,534	487,949	485,000

Costs and expenses:
Cost of services	182,066	645,003	175,498	171,211	157,028	141,266	565,503	143,352	142,590	139,224	140,337
Cost of products sold	7,942	24,843	7,404	6,458	5,695	5,286	28,419	6,699	8,311	6,987	6,422
Selling, general, administrative and other	66,226	251,277	69,379	65,868	56,924	59,106	226,263	60,385	53,229	54,903	57,746
Depreciation and amortization	129,834	465,599	131,798	123,389	107,100	103,312	412,043	107,048	100,420	102,588	101,987
Total costs and expenses	386,068	1,386,722	384,079	366,926	326,747	308,970	1,232,228	317,484	304,550	303,702	306,492

Segment income	$222,788	$793,039	$223,736	$208,762	$170,459	$190,082	$732,642	$181,903	$187,984	$184,247	$178,508

Communications support services:
Revenues and sales	$225,124	$925,674	$234,918	$238,996	$239,902	$211,858	$969,186	$248,284	$223,931	$257,886	$239,085

Costs and expenses:
Cost of services	72,705	290,863	71,289	72,738	75,677	71,159	304,237	74,941	73,378	79,857	76,061
Cost of products sold	107,684	439,219	112,577	116,237	115,717	94,688	444,639	119,649	98,733	121,728	104,529
Selling, general, administrative and other	17,719	73,716	19,581	17,924	18,050	18,161	84,315	17,986	19,174	23,222	23,933
Depreciation and amortization	9,366	37,750	9,639	9,622	9,353	9,136	30,866	8,349	7,572	7,596	7,349
Total costs and expenses	207,474	841,548	213,086	216,521	218,797	193,144	864,057	220,925	198,857	232,403	211,872

Segment income	$17,650	$84,126	$21,832	$22,475	$21,105	$18,714	$105,129	$27,359	$25,074	$25,483	$27,213

Corporate expenses:
Cost of services	$764	$2,428	$278	$695	$722	$733	$2,924	$706	$717	$776	$725
Selling, general, administrative and other	6,464	18,557	6,071	4,431	4,326	3,729	17,447	5,585	4,800	3,091	3,971
Depreciation and amortization	3,154	14,468	3,378	3,509	3,740	3,841	20,142	5,093	4,883	5,226	4,940
Total costs and expenses	$10,382	$35,453	$9,727	$8,635	$8,788	$8,303	$40,513	$11,384	$10,400	$9,093	$9,636

Intercompany eliminations:
Revenues and sales	$(36,001)	$(153,253)	$(39,340)	$(40,966)	$(40,796)	$(32,151)	$(150,349)	$(39,028)	$(34,106)	$(42,055)	$(35,160)

Costs and expenses:
Cost of services	(35,640)	(149,947)	(38,592)	(40,077)	(40,120)	(31,158)	(117,336)	(32,612)	(28,819)	(26,591)	(29,314)
Cost of products sold	(361)	(3,306)	(748)	(889)	(676)	(993)	(33,013)	(6,416)	(5,287)	(15,464)	(5,846)
Selling, general, administrative and other	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—	—
Total costs and expenses	(36,001)	(153,253)	(39,340)	(40,966)	(40,796)	(32,151)	(150,349)	(39,028)	(34,106)	(42,055)	(35,160)

Operating income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated:
Revenues and sales	$1,905,798	$7,112,386	$1,922,775	$1,867,686	$1,699,037	$1,622,888	$6,615,746	$1,682,846	$1,655,849	$1,668,963	$1,608,088

Costs and expenses:
Cost of services	527,405	2,002,167	528,948	532,593	490,269	450,357	1,766,516	454,548	441,991	438,583	431,394
Cost of products sold	237,712	891,306	233,905	224,305	224,360	208,736	907,174	213,196	223,364	245,989	224,625
Selling, general, administrative and other	371,115	1,333,881	373,288	345,442	319,582	295,569	1,235,096	317,565	303,881	311,794	301,856
Depreciation and amortization	303,523	1,095,469	304,298	285,908	257,766	247,497	1,082,015	278,432	269,992	269,923	263,668
Integration expenses and other charges	—	69,883	(2,526)	20,539	9,022	42,848	76,258	5,681	11,872	2,096	56,609
Total costs and expenses	1,439,755	5,392,706	1,437,913	1,408,787	1,300,999	1,245,007	5,067,059	1,269,422	1,251,100	1,268,385	1,278,152

Operating income	$466,043	$1,719,680	$484,862	$458,899	$398,038	$377,881	$1,548,687	$413,424	$404,749	$400,578	$329,936

OPERATING MARGIN (A):
Wireless	21.3%	22.8%	22.0%	23.5%	22.4%	23.3%	21.6%	22.7%	22.0%	20.9%	20.7%
Wireline	36.6%	36.4%	36.8%	36.3%	34.3%	38.1%	37.3%	36.4%	38.2%	37.8%	36.8%
Communications support services	7.8%	9.1%	9.3%	9.4%	8.8%	8.8%	10.8%	11.0%	11.2%	9.9%	11.4%
Consolidated	24.5%	24.2%	25.2%	24.6%	23.4%	23.3%	23.4%	24.6%	24.4%	24.0%	20.5%

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

ALLTEL Corporation

Earnings per Share From Current Businesses

for the quarterly periods in the years 2003, 2002 and 2001

(Amounts in	2003	2002					2001
thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Net income applicable to common shares	$227,594	$916,831	$231,873	$241,188	$222,777	$220,993	$810,431	$215,598	$211,358	$200,784	$182,691

Weighted average shares outstanding	311,219	310,982	311,133	311,022	310,973	310,798	311,380	310,498	310,352	311,551	313,118

Basic Earnings Per Share	$.73	$2.95	$.75	$.78	$.72	$.71	$2.60	$.69	$.68	$.64	$.58

Diluted Earnings Per Share:

Net income applicable to common shares	$227,594	$916,831	$231,873	$241,188	$222,777	$220,993	$810,431	$215,598	$211,358	$200,784	$182,691
Adjust net income for preferred dividends	28	125	29	31	32	33	145	34	36	37	38
Net income applicable to common shares, assuming conversion of preferred stock	$227,622	$916,956	$231,902	$241,219	$222,809	$221,026	$810,576	$215,632	$211,394	$200,821	$182,729

Weighted average shares outstanding	311,219	310,982	311,133	311,022	310,973	310,798	311,380	310,498	310,352	311,551	313,118
Preferred shares	290	323	305	321	326	341	369	350	363	375	386
Stock options	793	1,023	806	677	1,062	1,471	1,781	1,753	1,736	1,675	1,876
Weighted average fully diluted shares	312,302	312,328	312,244	312,020	312,361	312,610	313,530	312,601	312,451	313,601	315,380

Diluted Earnings Per Share	$.73	$2.94	$.74	$.77	$.71	$.71	$2.59	$.69	$.68	$.64	$.58

ALLTEL Corporation

Earnings per Share Under GAAP

for the quarterly periods in the years 2003, 2002 and 2001

(Amounts in	2003	2002					2001
thousands, except per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Net income applicable to common shares	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,066,892	$231,324	$221,392	$218,444	$395,732

Weighted average shares outstanding	311,219	310,982	311,133	311,022	310,973	310,798	311,380	310,498	310,352	311,551	313,118

Basic Earnings Per Share	$.90	$2.97	$.82	$.76	$.70	$.69	$3.42	$.75	$.71	$.70	$1.26

Diluted Earnings Per Share:

Net income applicable to common shares	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,066,892	$231,324	$221,392	$218,444	$395,732
Adjust net income for preferred dividends	28	125	29	31	32	33	145	34	36	37	38
Net income applicable to common shares, assuming conversion of preferred stock	$280,285	$924,310	$256,573	$237,763	$216,168	$213,806	$1,067,037	$231,358	$221,428	$218,481	$395,770

Weighted average shares outstanding	311,219	310,982	311,133	311,022	310,973	310,798	311,380	310,498	310,352	311,551	313,118
Preferred shares	290	323	305	321	326	341	369	350	363	375	386
Stock options	793	1,023	806	677	1,062	1,471	1,781	1,753	1,736	1,675	1,876
Weighted average fully diluted shares	312,302	312,328	312,244	312,020	312,361	312,610	313,530	312,601	312,451	313,601	315,380

Diluted Earnings Per Share	$.90	$2.96	$.82	$.76	$.69	$.68	$3.40	$.74	$.71	$.70	$1.25

Adjusted Earnings Per Share:

Net income applicable to common shares	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,066,892	$231,324	$221,392	$218,444	$395,732
Adjust net income for amortization of goodwill and other indefinite-lived intangible assets, net of related tax benefit	—	—	—	—	—	—	93,048	25,670	24,880	22,189	20,309
Adjusted net income applicable to common	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,159,940	$256,994	$246,272	$240,633	$416,041

Weighted average shares outstanding	311,219	310,982	311,133	311,022	310,973	310,798	311,380	310,498	310,352	311,551	313,118

Adjusted basic earnings per share	$.90	$2.97	$.82	$.76	$.70	$.69	$3.72	$.83	$.79	$.77	$1.33

Net income applicable to common shares	$280,257	$924,185	$256,544	$237,732	$216,136	$213,773	$1,066,892	$231,324	$221,392	$218,444	$395,732
Adjust income for preferred dividends	28	125	29	31	32	33	145	34	36	37	38
Adjust net income for amortization of goodwill and other indefinite-lived intangible assets, net of related tax benefit	—	—	—	—	—	—	93,048	25,670	24,880	22,189	20,309
Adjusted net income applicable to common assuming conversion of diluted securities	$280,285	$924,310	$256,573	$237,763	$216,168	$213,806	$1,160,085	$257,028	$246,308	$240,670	$416,079

Weighted average fully diluted shares	312,302	312,328	312,244	312,020	312,361	312,610	313,530	312,601	312,451	313,601	315,380

Adjusted diluted earnings per share	$.90	$2.96	$.82	$.76	$.69	$.68	$3.70	$.82	$.79	$.77	$1.32

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES

for the quarterly periods in the years 2003, 2002 and 2001

(Dollars in thousands)

	2003	2002					2001
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Wireless:
Controlled POPs	60,018,544	59,008,262	59,008,262	59,392,626	51,107,009	51,107,009	49,515,962	49,515,962	49,515,962	49,515,962	49,515,962
Customers	7,760,849	7,601,598	7,601,598	7,558,929	6,843,411	6,763,214	6,682,964	6,682,964	6,587,922	6,463,649	6,350,382
Penetration rate	12.9%	12.9%	12.9%	12.7%	13.4%	13.2%	13.5%	13.5%	13.3%	13.1%	12.8%
Average customers	7,654,689	7,095,544	7,561,283	7,338,742	6,804,099	6,695,391	6,441,617	6,605,938	6,517,857	6,381,004	6,280,945
Gross customer additions:
Internal	657,124	2,404,180	675,230	601,227	558,887	568,836	2,297,628	569,972	600,951	545,533	581,172
Acquired, net of divested	110,920	752,784	(8,939)	761,723	—	—	—	—	—	—	—
Total	768,044	3,156,964	666,291	1,362,950	558,887	568,836	2,297,628	569,972	600,951	545,533	581,172
Net customer additions:
Internal	48,331	279,703	51,608	67,648	80,197	80,250	441,369	95,042	124,273	113,267	108,787
Acquired, net of divested	110,920	752,784	(8,939)	761,723	—	—	—	—	—	—	—
Prepaid customer unit adjustment	—	(113,853)	—	(113,853)	—	—	—	—	—	—	—
Total	159,251	918,634	42,669	715,518	80,197	80,250	441,369	95,042	124,273	113,267	108,787
Revenues and sales:
Service revenues	$1,047,010	$3,999,206	$1,065,747	$1,053,170	$965,543	$914,746	$3,639,770	$938,896	$926,143	$910,431	$864,300
Product sales	60,809	160,998	53,635	40,798	37,182	29,383	192,269	35,307	47,347	54,752	54,863
Total	$1,107,819	$4,160,204	$1,119,382	$1,093,968	$1,002,725	$944,129	$3,832,039	$974,203	$973,490	$965,183	$919,163
Average revenue per customer per month	$45.59	$46.97	$46.98	$47.84	$47.30	$45.54	$47.09	$47.38	$47.36	$47.56	$45.87
Cost to acquire a new customer	$285	$304	$274	$310	$321	$316	$302	$305	$304	$335	$266
Postpay churn	2.16%	2.23%	2.25%	2.18%	2.19%	2.31%	2.34%	2.35%	2.42%	2.17%	2.44%
Total churn	2.66%	2.50%	2.76%	2.42%	2.35%	2.44%	2.41%	2.41%	2.45%	2.27%	2.52%
Operating margin	21.3%	22.9%	22.0%	23.5%	22.7%	23.3%	21.6%	22.7%	22.0%	20.9%	20.7%
EBITDA	$397,156	$1,528,603	$405,978	$406,224	$364,957	$351,444	$1,446,651	$379,169	$371,080	$356,550	$339,852
EBITDA margin	35.9%	36.7%	36.3%	37.1%	36.4%	37.2%	37.8%	38.9%	38.1%	36.9%	37.0%
Service revenue operating margin	22.5%	23.8%	23.1%	24.4%	23.5%	24.1%	22.7%	23.6%	23.1%	22.2%	22.0
Service revenue EBITDA margin	37.9%	38.2%	38.1%	38.6%	37.8%	38.4%	39.7%	40.4%	40.1%	39.2%	39.3%
Capital expenditures	$141,952	$717,075	$171,591	$209,015	$220,863	$115,607	$721,393	$261,766	$77,177	$277,116	$105,334

Wireline:
Customers	3,159,948	3,167,275	3,167,275	3,188,929	2,611,861	2,623,242	2,612,325	2,612,325	2,611,849	2,606,604	2,597,698
DSL Customers	87,732	70,182	70,182	56,005	38,067	32,907	26,816	26,816	22,249	19,996	16,712
Operating margin	36.6%	36.9%	36.8%	36.3%	36.5%	38.1%	37.3%	36.4%	38.2%	37.8%	36.8%
EBITDA	$352,622	$1,269,538	$355,534	$332,151	$288,459	$293,394	$1,144,685	$288,951	$288,404	$286,835	$280,495
EBITDA margin	57.9%	58.2%	58.5%	57.7%	58.0%	58.8%	58.3%	57.9%	58.6%	58.8%	57.8%
Capital expenditures	$81,546	$399,638	$117,440	$107,622	$104,642	$69,934	$390,289	$108,913	$95,898	$108,150	$77,328

Communications support services:
Long-distance customers	1,604,999	1,542,210	1,542,210	1,461,650	1,363,794	1,317,972	1,265,710	1,265,710	1,240,194	1,212,101	1,159,599
Operating margin	7.8%	9.1%	9.3%	9.4%	8.8%	8.8%	10.8%	11.0%	11.2%	9.9%	11.4%
EBITDA	$27,016	$121,876	$31,471	$32,097	$30,458	$27,850	$135,995	$35,708	$32,646	$33,079	$34,562
EBITDA margin	12.0%	13.2%	13.4%	13.4%	12.7%	13.1%	14.0%	14.4%	14.6%	12.8%	14.5%
Capital expenditures	$3,819	$32,925	$9,975	$11,447	$7,146	$4,357	$77,989	$29,206	$15,957	$18,056	$14,770

Consolidated:
Operating margin	24.5%	25.4%	25.1%	25.7%	24.8%	25.9%	24.6%	24.9%	25.2%	24.1%	24.0%
EBITDA	$769,566	$2,899,032	$786,634	$765,346	$678,826	$668,226	$2,706,960	$697,537	$686,613	$672,597	$650,213
EBITDA margin	40.4%	40.8%	40.9%	41.0%	40.0%	41.2%	40.9%	41.4%	41.5%	40.3%	40.4%
Capital expenditures	$227,751	$1,154,790	$301,183	$329,012	$333,731	$190,864	$1,211,016	$402,465	$206,247	$403,650	$198,654
Total assets	$16,359,550	$16,389,140	$16,389,140	$16,305,210	$15,580,988	$12,526,533	$12,608,966	$12,608,966	$12,314,726	$12,284,934	$11,747,945

EBITDA represents earnings before interest, taxes, depreciation and amortization and is calculated as segment income plus depreciation and amortization.

EBITDA margin is calculated by dividing each segment’s EBITDA by the segment’s revenues and sales.

Service revenue operating margin is calculated by dividing the wireless segment's operating margin by wireless service revenue.

Service revenue EBITDA margin is calculated by dividing the wireless segment’s EBITDA by wireless service revenues.

ALLTEL Corporation

Quarterly Reconciliations of Results of Operations Under GAAP to Results of Operations from Current Businesses for quarterly periods in the years 2003, 2002 and 2001

	2003	2002					2001
(Dollars in thousands)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Wireless segment income under GAAP	$235,987	$947,851	$246,495	$256,836	$224,284	$220,236	$827,687	$221,227	$213,963	$202,037	$190,460
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	3,100	—	—	3,100	—	—	—	—	—	—
Wireless segment income from current businesses	235,987	950,951	246,495	256,836	227,384	220,236	827,687	221,227	213,963	202,037	190,460
Depreciation and amortization expense	161,169	577,652	159,483	149,388	137,573	131,208	618,964	157,942	157,117	154,513	149,392
Wireless EBITDA from current businesses	$397,156	$1,528,603	$405,978	$406,224	$364,957	$351,444	$1,446,651	$379,169	$371,080	$356,550	$339,852

Wireline segment income under GAAP	$222,788	$793,039	$223,736	$208,762	$170,459	$190,082	$732,642	$181,903	$187,984	$184,247	$178,508
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	10,900	—	—	10,900	—	—	—	—	—	—
Wireline segment income from current businesses	222,788	803,939	223,736	208,762	181,359	190,082	732,642	181,903	187,984	184,247	178,508
Depreciation and amortization expense	129,834	465,599	131,798	123,389	107,100	103,312	412,043	107,048	100,420	102,588	101,987
Wireline EBITDA from current businesses	$352,622	$1,269,538	$355,534	$332,151	$288,459	$293,394	$1,144,685	$288,951	$288,404	$286,835	$280,495

Communications support services segment income under GAAP and from current businesses:	$17,650	$84,126	$21,832	$22,475	$21,105	$18,714	$105,129	$27,359	$25,074	$25,483	$27,213
Depreciation and amortization expense	9,366	37,750	9,639	9,622	9,353	9,136	30,866	8,349	7,572	7,596	7,349

Communication support services EBITDA from current businesses	$27,016	$121,876	$31,471	$32,097	$30,458	$27,850	$135,995	$35,708	$32,646	$33,079	$34,562

Corporate expenses under GAAP and from current businesses:	$10,382	$35,453	$9,727	$8,635	$8,788	$8,303	$40,513	$11,384	$10,400	$9,093	$9,636
Depreciation and amortization expense	3,154	14,468	3,378	3,509	3,740	3,841	20,142	5,093	4,883	5,226	4,940
Corporate expenses EBITDA from current businesses	$7,228	$20,985	$6,349	$5,126	$5,048	$4,462	$20,371	$6,291	$5,517	$3,867	$4,696

Operating income under GAAP	$466,043	$1,719,680	$484,862	$458,899	$398,038	$377,881	$1,548,687	$413,424	$404,749	$400,578	$329,936
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	14,000	—	—	14,000	—	—	—	—	—	—
Integration expenses and other charges	—	69,883	(2,526)	20,539	9,022	42,848	76,258	5,681	11,872	2,096	56,609
Operating income from current businesses	466,043	1,803,563	482,336	479,438	421,060	420,729	1,624,945	419,105	416,621	402,674	386,545
Depreciation and amortization expense	303,523	1,095,469	304,298	285,908	257,766	247,497	1,082,015	278,432	269,992	269,923	263,668
EBITDA from current businesses	$769,566	$2,899,032	$786,634	$765,346	$678,826	$668,226	$2,706,960	$697,537	$686,613	$672,597	$650,213

Net income under GAAP	$280,285	$924,310	$256,573	$237,763	$216,168	$213,806	$1,067,037	$231,358	$221,428	$218,481	$395,770
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	8,694	—	—	8,694	—	—	—	—	—	—
Integration expenses and other charges	—	42,325	(1,568)	12,395	5,408	26,090	45,331	3,412	7,123	1,249	33,547
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	16,337	—	8,081	8,256	—	—	—	—	—	—
Gain on disposal of assets and other	—	(10,599)	(13,526)	2,927	—	—	(212,747)	—	—	2,920	(215,667)
Write-down of investments	—	10,039	1,601	—	8,438	—	—	—	—	—	—
Cumulative effect of accounting change, net of tax	(15,591)	—	—	—	—	—	(19,523)	—	—	—	(19,523)
Net income from current businesses and discontinued operations	264,694	991,106	243,080	261,166	246,964	239,896	880,098	234,770	228,551	222,650	194,127
Discontinued operations	37,072	74,150	11,178	19,947	24,155	18,870	69,522	19,138	17,157	21,829	11,398
Net income from current businesses	$227,622	$916,956	$231,902	$241,219	$222,809	$221,026	$810,576	$215,632	$211,394	$200,821	$182,729

ALLTEL Corporation

Quarterly Reconciliations of Results of Operations Under GAAP to Results of Operations from Current Businesses for quarterly periods in the years 2003, 2002 and 2001

(Dollars in thousands, except	2003	2002					2001
per share amounts)	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic earnings per share under GAAP	$.90	$2.97	$.82	$.76	$.70	$.69	$3.42	$.75	$.71	$.70	$1.26
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	.03	—	—	.03	—	—	—	—	—	—
Integration expenses and other charges	—	.13	(.01)	.04	.02	.08	.14	—	.03	—	.11
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	.05	—	.03	.02	—	—	—	—	—	—
Gain on disposal of assets and other	—	(.03)	(.04)	.01	—	—	(.68)	—	—	.01	(.69)
Write-down of investments	—	.04	.01	—	.03	—	—	—	—	—	—
Cumulative effect of accounting change, net of tax	(.05)	—	—	—	—	—	(.06)	—	—	—	(.06)
Basic earnings per share from current businesses and discontinued operations	$.85	$3.19	$.78	$.84	$.80	$.77	$2.82	$.75	$.74	$.71	$.62
Discontinued operations	.12	.23	.03	.06	.08	.06	.22	.06	.06	.07	.04
Basic earnings per share from current businesses	$.73	$2.96	$.75	$.78	$.72	$.71	$2.60	$.69	$.68	$.64	$.58

Diluted earnings per share under GAAP	$.90	$2.96	$.82	$.76	$.69	$.68	$3.40	$.74	$.71	$.70	$1.25
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	.03	—	—	.03	—	—	—	—	—	—
Integration expenses and other charges	—	.14	(.01)	.04	.02	.09	.14	.01	.03	—	.10
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	.04	—	.02	.02	—	—	—	—	—	—
Gain on disposal of assets and other	—	(.04)	(.05)	.01	—	—	(.67)	—	—	.01	(.68)
Write-down of investments	—	.04	.01	—	.03	—	—	—	—	—	—
Cumulative effect of accounting change, net of tax	(.05)	—	—	—	—	—	(.06)	—	—	—	(.06)
Diluted earnings per share from current businesses and discontinued operations	$.85	$3.16	$.77	$.83	$.79	$.77	$2.81	$.75	$.74	$.71	$.61
Discontinued operations	.12	.22	.03	.06	.08	.06	.22	.06	.06	.07	.03
Diluted earnings per share from current businesses	$.73	$2.94	$.74	$.77	$.71	$.71	$2.59	$.69	$.68	$.64	$.58

ALLTEL Corporation

Reconciliations of Results of Operations Under GAAP to Results of Operations from Current Businesses

Debt to Equity Ratio Under GAAP as of March 31, 2003
(Dollars in millions)
Long-term debt, including current maturities	(A	)	$6,469.4
Total shareholders equity			6,172.5
Total debt and equity	(B	)	$12,641.9
Debt to equity ratio under GAAP	(A / (B	)	51.2%

Long-term debt, including current maturities	(A	)	$6,469.4
Operating income under GAAP for the twelve months ended March 31, 2003	(B	)	$1,807.8
Ratio of long-term debt to operating income	(A / (B	)	3.6	x

Net Debt to Total Capitalization as of March 31, 2003
(Dollars in millions)		Actual	Pro Forma
Long-term debt, including current maturities		$6,469.4	$6,469.4
Cash and short-term investments		(52.9)	(517.4)	(1)
Net debt		$6,416.5	$5,952.0
Assumed conversion of equity units (80% of $1,385.0)		(1,108.0)	(1,108.0)
Adjusted net debt	(A)	$5,308.5	$4,844.0

Net debt		$6,416.5	$5,952.0
Total shareholders’ equity		6,172.5	6,514.3	(2)
Total capitalization	(B)	$12,589.0	$12,466.3
Net debt to total capitalization	(A / (B)	42%	39%

Net Debt to Trailing 12 Months EBITDA as of March 31, 2003
(Dollars in millions)		Actual		Pro Forma
Adjusted net debt (from above)	(A)	$5,308.5		$4,828.0
EBITDA from current businesses for the twelve months ended March 31, 2003		$3,000.4		$3,000.4
EBITDA from discontinued operations for the twelve months ended March 31, 2003		198.3	(3)	—
EBITDA from current businesses and discontinued operations for the twelve months ended March 31, 2003	(B)	$3,198.7		$3,000.4
Net debt to EBITDA for the twelve months ended March 31, 2003	(A / (B)	1.7	x	1.6	x

Notes:

(1)-Pro forma amount includes net after-tax cash proceeds of $464.5 million received from the sale of the financial services division to Fidelity National Financial, Inc.

(2)-Pro forma amount includes after-tax net gain of $341.8 million realized from the sale of the financial services division to be recorded by ALLTEL in the second quarter of 2003.

(3)-Supplemental information related to discontinued operations under GAAP for the twelve months ended March 31, 2003 was as follows:

Revenues and sales	$871.3
Operating expenses	673.0
Depreciation and amortization	70.2
Total expenses	743.2
Operating income	128.1
Non-operating income	7.6
Pretax income from discontinued operations	135.7
Income tax expense	43.3
Income from discontinued operations	$92.4

Operating income	$128.1
Depreciation and amortization	70.2
EBITDA from discontinued operations	$198.3

2003 Earnings per Share Guidance:
2003 Estimated annual diluted earnings per share under GAAP	$4.26	to	$4.36
Cumulative effective of accounting change (1st quarter 2003)	(.05)		(.05)
Estimated gain on sale of financial services division (2nd quarter 2003)	(1.09)		(1.09)
2003 estimated annual diluted earnings per share from current businesses
and discontinued operations	$3.12	to	$3.22